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                                                                   Exhibit 10.18



                   AMENDMENT TO FINANCIAL ADVISORY AGREEMENT

     AMENDMENT TO ADVISORY AGREEMENT (the "Agreement"), dated as of May 15, 2001, between Unilab Corporation, a Delaware corporation (the "Company") and Kelso & Company, L.P. ("Kelso")

     WHEREAS, the Company and Kelso are parties to a Letter Agreement, dated as of November 23, 1999 (the "1999 Advisory Agreement");

     WHEREAS, Kelso has provided consulting and advisory services to the Company pursuant to the 1999 Advisory Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.   Amendment of the Advisory Agreement.  Effective upon the closing of
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the Company's initial public offering of its common stock, par value $0.01 per share, Kelso's obligation to continue to provide ongoing consulting and advisory services pursuant to the first paragraph of the 1999 Advisory Agreement and the Company's obligation to pay to Kelso an annual advisory fee pursuant to the first paragraph of the 1999 Advisory Agreement will terminate.

     2.   Survival and Amendment of Expense Reimbursement.  The Com pany's
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obligation to reimburse Kelso promptly for Kelso's out-of-pocket costs and expenses pursuant to the last sentence of the first paragraph of the 1999 Advisory Agreement is hereby amended and restated as follows:

     "The Company shall reimburse Kelso promptly for Kelso's reasonable out-of-pocket costs and expenses incurred in connection with the monitoring by Kelso of its investment in the Company from and after the date hereof."

     3.   Survival of Indemnification.  The Company's obligation to indemnify
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Kelso and its affiliates and to reimburse certain expenses pursuant to the second paragraph of the 1999 Advisory Agreement shall remain in full force and effect.

     4.   Counterparts.  This Agreement may be executed in counterparts, each of
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which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto as of the date first above written.
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                              UNILAB CORPORATION



                              By:      /s/ David W. Gee
                                  --------------------------------
                                  Name:  David W. Gee
                                  Title:  Executive Vice President,
                                  Secretary and General Counsel


                              KELSO & COMPANY, L.P.

                              By: Kelso & Companies, Inc.
                                  Its General Partner

                              By:      /s/ James J. Connors, II
                                  -----------------------------------
                                  Name: James J. Connors, II
                                  Title:   Vice President and General
                                  Counsel

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